UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2003

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-22083 (Commission File No.)	84-1116894 (I.R.S. Employer Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado         80215
(Address of principal executive offices)                            (Zip Code)

(303) 238-2000
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

        (c)   The following exhibits are furnished herewith:

99.1	Press release, dated May 20, 2003.

Item 9. Regulation FD Disclosure.

        (c)   The information furnished under this Item 9 is intended to be furnished pursuant to Item 12, “Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.

On May 20, 2003, Global Med Technologies, Inc. issued a press release announcing its first quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC. By: /s/ Michael I. Ruxin, M.D. Michael I. Ruxin, M.D. Chairman and Chief Executive Officer

Date: May 21, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 20, 2003 issued by Global Med Technologies, Inc.